UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________________
FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 7, 2017
____________________________________________________________________

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
____________________________________________________________________

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 7, 2017, Boyd Gaming Corporation (the “Company”), certain of its subsidiaries and the trustee to the Notes (as defined below) entered into a (i) third supplemental indenture to the indenture governing the Company’s 6.875% Senior Notes due 2023 (the “2023 Notes”) and (ii) second supplemental indenture to the indenture governing the Company’s 6.375% Senior Notes due 2026 (the “2026 Notes” and, together with the 2023 Notes, the “Notes”). The supplemental indentures were entered into to add the following subsidiaries as guarantors to the Notes: ALST Casino Holdco LLC, Aliante Gaming, LLC, The Cannery Hotel and Casino, LLC, and Nevada Palace, LLC (the “Designated Subsidiaries”).

The foregoing description of the supplemental indentures is qualified in its entirety by reference to the terms of such supplemental indentures, which are attached hereto as Exhibit 4.1, with respect to the supplemental indenture to the 2023 Notes, and Exhibit 4.2, with respect to the supplemental indenture to the 2026 Notes, and incorporated herein by reference.

The indenture and the first supplemental indenture governing the 2023 Notes, which describe the terms of such notes, were included as Exhibits 4.1 and 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2015, and the indenture governing the 2026 Notes, which describes the terms of such notes, was included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 29, 2016. The second supplemental indenture governing the 2023 Notes and the first supplemental indenture governing the 2026 Notes were included as Exhibits 4.1 and 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 20, 2016.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereto is incorporated by reference herein.

Item 8.01.	Other Events

On March 7, 2017, concurrent with the execution of the supplemental indentures described in Item 1.01 hereto, the Designated Subsidiaries executed collateral documents to become subsidiary guarantors with respect to the obligations of the Company set forth in the Third Amended and Restated Credit Agreement, dated August 14, 2013, among the Company, certain financial institutions, Bank of America, N.A., as administrative agent and letter of credit issuer, and Wells Fargo Bank, National Association, as swing line lender (the “Credit Agreement”), as amended by Amendment No. 1 and Joinder Agreement, dated September 15, 2016 (the “Amendment”).

The Credit Agreement was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 14, 2013 and the Amendment was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2016.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1
Third Supplemental Indenture dated March 7, 2017 governing the Company’s 6.875% senior notes due 2023, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2
Second Supplemental Indenture dated March 7, 2017 governing the Company’s 6.375% senior notes due 2026, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 10, 2017	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1
Third Supplemental Indenture dated March 7, 2017 governing the Company’s 6.875% senior notes due 2023, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2
Second Supplemental Indenture dated March 7, 2017 governing the Company’s 6.375% senior notes due 2026, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.